SUPPLEMENT TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I.                Evergreen Ultra Short Opportunities Fund (the "Fund")

                The Board of Trustees of the Fund has approved a proposal to revise the Fund's fundamental investment policy regarding concentration to reflect the Fund’s investments in mortgage-backed and mortgage-related securities.

                As revised, the policy set forth in the section entitled "INVESTMENT POLICIES -- Fundamental Investment Restrictions" in part one of the Fund's Statement of Additional Information would read as follows:

2.          Concentration (Excluding Ultra Short Opportunities Fund)

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

2a.          Concentration (Ultra Short Opportunities Fund only)

Ultra Short Opportunities Fund will normally invest more than 25% of its total assets in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Ultra Short Opportunities Fund will normally invest more than 25% of its total assets, taken at market value, in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

                Since the Fund’s concentration policy is a fundamental policy of the Fund, shareholders of record on January 31, 2006 will be asked to vote on this proposal at a meeting of shareholders to be held on March 31, 2006. The wording of the proposed revision is subject to review by the staff of the Securities and Exchange Commission and may ultimately be different from that shown above. Any such differences would be reflected in the related definitive proxy materials.

                In connection with the foregoing, the Fund's prospectus would include the following disclosure under the section entitled "RISK FACTORS":

An investment in a fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a fund that invests its assets in numerous sectors or industries. A Fund may be vulnerable to any financial, economic, political or other development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

January 3, 2006                                                                     575054 (1/06)